UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2006
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Replacement Capital Covenant

Item 9.01. Financial Statements and Exhibits.
d) Exhibits.
     U.S. Bancorp hereby amends its Current Report on Form 8-K, filed with the Commission on August 30, 2006 (the “Original Filing”), by replacing Exhibit 99.1 attached to the Original Filing with Exhibit 99.1 attached hereto. The attached exhibit supersedes in its entirety Exhibit 99.1 attached to the Original Filing.
99.1	Replacement Capital Covenant of U.S. Bancorp, dated as of August 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: September 5, 2006	By:	/s/ Lee R. Mitau Lee R. Mitau
Executive Vice President, General Counsel and Secretary

Exhibit Index
99.1	Replacement Capital Covenant of U.S. Bancorp, dated as of August 30, 2006.